UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 15, 2007

PARK ELECTROCHEMICAL CORP.

(Exact Name of Registrant as Specified in Charter)

New York	1-4415	11-1734643

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 South Service Road, Melville, New York		11747

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (631) 465-3600

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          On November 15, 2007, the Board of Directors of Park Electrochemical Corp. (the “Company”) amended Article V of the By-Laws of the Company, effective November 15, 2007, to comply with the New York Stock Exchange direct registration eligibility requirements for book-entry ownership of the Company’s common stock.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	3	By-Laws, as amended as of November 15, 2007

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK ELECTROCHEMICAL CORP.

Date: November 21, 2007	By:	/s/ Stephen E. Gilhuley

	Name:	Stephen E. Gilhuley
	Title:	Executive Vice President,
Secretary and General Counsel

EXHIBIT INDEX

Number Exhibit	Description	Page

3	By-Laws, as amended as of November 15, 2007	5